                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                         THE EMERGING GERMANY FUND INC.

                            FOUR EMBARCADERO CENTER

                            SAN FRANCISCO, CA 94111

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 27, 1998

                            ------------------------

To Our Stockholders:

    Notice is hereby given that an Annual Meeting of Stockholders of The Emerging Germany Fund Inc. (the "Fund") will be held at 11:00 a.m. on April 27, 1998 at Four Embarcadero Center, 30th Floor, San Francisco, California 94111, for the following purposes:

    (1) To elect four directors of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified.

    (2) To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants of the Fund for the Fund's fiscal year ending December 31, 1998.

    (3) To consider and act upon any other business that may properly come before the meeting or any adjournment thereof.

    Only holders of common stock of record at the close of business on March 6, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          Robert J. Goldstein

                                          SECRETARY

Dated: March 16, 1998

San Francisco, California

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND. TO SAVE THE FUND THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL IN YOUR PROXY PROMPTLY.

                         THE EMERGING GERMANY FUND INC.

                            FOUR EMBARCADERO CENTER

                            SAN FRANCISCO, CA 94111

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 27, 1998
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement is furnished by the Board of Directors of The Emerging Germany Fund Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 11:00 a.m. on April 27, 1998 at Four Embarcadero Center, 30th Floor, San Francisco, California 94111. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR ratification of selection of the Fund's independent accountants. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

    The close of business on March 6, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 14,008,334 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate shares of one vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about March 16, 1998.

    The election of Directors (Proposal 1) requires approval by a plurality of the votes cast at the Meeting. The ratification of Coopers & Lybrand L.L.P. as independent accountants of the Fund (Proposal 2) requires the affirmative vote of a majority of the shares cast at the Meeting on such matters. The Fund intends to treat properly executed proxies that are marked "abstain" and broker "non-votes" as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power).

    In the event that a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not cast, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies which they are entitled to vote for any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. A stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    All references in this Proxy Statement to "$" are to U.S. dollars.

    The date of this Proxy Statement is March 16, 1998.

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

    The Fund's Articles of Incorporation and By-laws provide that the Board of Directors is to be divided into three classes of Directors. The Directors in each class serve three-year terms, with one class being elected each year. The term of one class will expire each year. The term of office for Directors in Class I expires at the Meeting, for Directors in Class II at the Annual Meeting of Stockholders in 1999 and for Directors in Class III at the Annual Meeting of Stockholders in 2000.

    Four Class I nominees are named in this Proxy Statement. If elected, the Class I Directors will serve a three-year term to expire at the Annual Meeting of Stockholders in 2001 and until their successors are duly elected and qualified. Each of the nominees was last elected to the Board of Directors at the Annual Meeting of Stockholders in 1995.

    Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the accompanying form of proxy in accordance with their judgment. Election of each nominee requires the affirmative vote of a plurality of the votes cast at the Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

    The following table provides information concerning the Class I nominees for election as Directors.

                     CLASS I (TERM EXPIRES AT THE MEETING)

                                                                                   SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY
                                                                                OWNED DIRECTLY
                                                  PRINCIPAL OCCUPATION           OR INDIRECTLY
                          POSITION WITH           DURING PAST 5 YEARS             AT MARCH 1,
 NAME, ADDRESS AND AGE         FUND              AND OTHER AFFILIATIONS             1998(1)
------------------------  --------------  ------------------------------------  ---------------
Theodore J. Coburn           Director     Partner, Brown, Coburn & Co., a                 --
17 Cotswold Road                          consulting firm (since 1991);
Brookline, MA 02146                       education associate at Harvard
Age 44                                    University Graduate School of
                                          Education (since 1996); Director,
                                          Nicholas-Applegate Fund, Inc. (since
                                          1987); Director, Moovies, Inc.
                                          (since 1995); Trustee,
                                          Nicholas-Applegate Mutual Funds
                                          (since 1992); Director, Measurement
                                          Specialties, Inc. (since 1995);
                                          Managing Director of the Global
                                          Equity Transactions Group and a
                                          member of the Board of Directors,
                                          Prudential Securities (1986-1991);
                                          Managing Director, Merrill Lynch
                                          Capital Markets (1983-1986)

Robert J. Birnbaum           Director     Director, Chicago Mercantile                 1,000
313 Bedford Road                          Exchange (since 1990); Trustee,
Ridgewood, N.J. 07450                     Liberty All-Star Growth Fund, Inc.
Age 70                                    (since 1995); Trustee, Colonial
                                          Funds (since 1995); Trustee, Liberty
                                          All-Star Equity Fund, Inc. (since
                                          1994); Special Counsel, Dechert
                                          Price & Rhoads (law firm)
                                          (1988-1993); President and Chief
                                          Operating Officer, New York Stock
                                          Exchange, Inc. (1985-1988);
                                          President and Chief Operating
                                          Officer, American Stock Exchange,
                                          Inc. (1977-1985)

Carroll Brown                Director     President, The American Council on           1,000
The American Council                      Germany (since 1988); Foreign
on Germany                                Service Officer, United States
14 East 60th Street                       Department of State (1957-1988)
Suite 606
New York, NY 10022
Age 69

                                                                                   SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY
                                                                                OWNED DIRECTLY
                                                  PRINCIPAL OCCUPATION           OR INDIRECTLY
                          POSITION WITH           DURING PAST 5 YEARS             AT MARCH 1,
 NAME, ADDRESS AND AGE         FUND              AND OTHER AFFILIATIONS             1998(1)
------------------------  --------------  ------------------------------------  ---------------
George N. Fugelsang(*)       Director     Senior General Manager and Chief                --
Dresdner Bank AG                          Executive North America, Dresdner
75 Wall Street                            Bank AG (since 1994); President,
New York, NY 10005                        Director and Chief Executive
Age 57                                    Officer, Dresdner Kleinwort Benson
                                          North America LLC (since 1994);
                                          Director, Dresdner-NY Inc.
                                          (1994-1997); Managing Director,
                                          Morgan Stanley & Company, Inc.
                                          (1986-1994)

    CONTINUING DIRECTORS. The remaining Directors currently serving on the Board of Directors consist of three Class II Directors and three Class III Directors. None of such Directors is a nominee for election at the Meeting. All such Directors will continue in office after the Meeting for the terms shown below.

    The following table provides information concerning the Class II Directors.

                          CLASS II (TERM EXPIRES 1999)

                                                                                   SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY
                                                                                OWNED DIRECTLY
                                                  PRINCIPAL OCCUPATION           OR INDIRECTLY
                          POSITION WITH           DURING PAST 5 YEARS             AT MARCH 1,
 NAME, ADDRESS AND AGE         FUND              AND OTHER AFFILIATIONS             1998(1)
------------------------  --------------  ------------------------------------  ---------------
James E. Dowd                Director     Attorney/Consultant (since 1982);            1,077
571 Hayward Mill Road                     Director, Trustee or Managing
Concord, MA 01742                         General Partner of various
Age 75                                    registered investment companies
                                          managed by Federated Investors
                                          (since 1982); President, Boston
                                          Stock Exchange (1969-1982); Member
                                          of Panel of Arbitrators, New York
                                          Stock Exchange, Inc. (since 1986);
                                          Member of Panel of Arbitrators,
                                          National Association of Securities
                                          Dealers, Inc. (since 1984)

Siegfried A. Kessler         Director     Retired; Chairman, Carl Zeiss Inc.           1,000
52 Heritage Road                          (New York) (1981-1982) and President
Hilton Head Island,                       (1965-1981) (sale, distribution and
SC 29925                                  service of scientific instruments);
Age 80                                    President, Carl Zeiss Canada Ltd.
                                          (sale, distribution and service of
                                          scientific instruments and optical
                                          products) (1965-1985)

                                                                                   SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY
                                                                                OWNED DIRECTLY
                                                  PRINCIPAL OCCUPATION           OR INDIRECTLY
                          POSITION WITH           DURING PAST 5 YEARS             AT MARCH 1,
 NAME, ADDRESS AND AGE         FUND              AND OTHER AFFILIATIONS             1998(1)
------------------------  --------------  ------------------------------------  ---------------
Rolf Passow(*)             Chairman and   Chief Executive (since 1992) and                --
Deutscher Investment-        Director     Managing Director (1987-1992),
 Trust Gesellschaft                       Deutscher Investment-Trust,
 fur Wertpapieranlagen                    Gesellschaft fur Wertpapieranlagen
 mbH                                      mbH; Chief Executive, dresdnerbank
Mainzer Landstrasse                       investment management
11-13                                     Kapitalanlagegesellschaft mbH (since
60329 Frankfurt Germany                   1992); Member, Board of Managing
Age 58                                    Directors, Frankfurter
                                          Wertpapierborse (Frankfurt Stock
                                          Exchange) (1992-1993); Chairman,
                                          Supervisory Board, Dresdner
                                          Kleinwort Benson International
                                          Management Services Ltd. (since
                                          1995)

    The following table provides information concerning the Class III Directors.

                         CLASS III (TERM EXPIRES 2000)

                                                                                   SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY
                                                                                OWNED DIRECTLY
                                                  PRINCIPAL OCCUPATION           OR INDIRECTLY
                          POSITION WITH           DURING PAST 5 YEARS             AT MARCH 1,
 NAME, ADDRESS AND AGE         FUND              AND OTHER AFFILIATIONS             1998(1)
------------------------  --------------  ------------------------------------  ---------------
Gottfried W. Perbix          Director     President, Perbix International,             1,000
293 Saugatuck Avenue                      Inc. (management consulting)
Westport, CT 06880                        (1980-1994); Director, American
Age 68                                    Profol Inc. (plastic film
                                          manufacturers) (since 1993); Sole
                                          Proprietor, Perbix Associates
                                          (executive search) (since 1978)

                                                                                   SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY
                                                                                OWNED DIRECTLY
                                                  PRINCIPAL OCCUPATION           OR INDIRECTLY
                          POSITION WITH           DURING PAST 5 YEARS             AT MARCH 1,
 NAME, ADDRESS AND AGE         FUND              AND OTHER AFFILIATIONS             1998(1)
------------------------  --------------  ------------------------------------  ---------------
Jacob Saliba                 Director     Director (since 1994), Chairman                 --
770 Boylston Street,                      (1988-1994) and Chief Executive
Apt. 11I                                  Officer (1988-1993), Katy
Boston, MA 02199                          Industries, Inc. (diversified
Age 84                                    manufacturing and oil and related
                                          services); President and Chief
                                          Operating Officer, Katy Industries,
                                          Inc. (1968-1987); Director, CEGF
                                          Compagnie des Entrepots et Gares
                                          Frigorifiques (cold storage
                                          warehouses) (since 1989); Director,
                                          Schon & Cie AG (manufacturer of
                                          machinery) (since 1990); Director,
                                          Sahlman Seafoods (shrimp fishing and
                                          shrimp aquaculture) (since 1998)
                                          Director, Syratech Corp.
                                          (manufacturer of household
                                          furnishings) (1992-1998)

Alfred Fiore                 Director     General Manager, Hirschfeld, Stern,             --
27 Copper Beach Road                      Moyer & Ross, Inc. (employee benefit
Greenwich, CT 06930                       consulting firm) (since 1988);
Age 60                                    Consultant, Lois/U.S.A. (creative
                                          advertising agency) (1987-1988);
                                          Executive Vice President and Chief
                                          Financial Officer, Parlux
                                          Fragrances, Inc. (1987); Executive
                                          Vice President and Chief Financial
                                          Officer, Concord Assets Group, Inc.
                                          (real estate manager) (1986);
                                          President and Chief Operating
                                          Officer, Amerigroup Financial
                                          Services, Inc. (financial services)
                                          (1984-1986); Partner, KPMG Peat
                                          Marwick, LLP (1973-1984)

------------------------

(1) All Directors and officers as a group beneficially owned less than 1% of the outstanding Common Stock of the Fund at March 1, 1998.

(*) Interested person of the Fund (as defined in the Investment Company Act of 1940, as amended). Mr. Fugelsang is an interested person of the Fund because of his affiliation with Dresdner Bank AG, the parent of the Fund's manager; Mr. Passow is an interested person of the Fund because of his affiliation with Deutscher Investment-Trust Gesellschaft fur Wertpapieranlagen mbH and dresdnerbank investment management Kapitalanlagegesellschaft mbH, which are wholly owned subsidiaries of Dresdner Bank AG.

OTHER INFORMATION REGARDING DIRECTORS

    The Fund pays each of its Directors who is not an interested person of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), an annual fee of $7,500, plus $750 for each Board of Directors meeting attended. During the fiscal year ended December 31, 1997, all such Directors as a group received from the Fund aggregate fees amounting to $88,500. In addition, the Fund reimburses Directors not affiliated with Dresdner RCM Global Investors LLC, the Fund's investment manager ("Dresdner RCM" or "Manager"), for travel and out-of-pocket expenses incurred in connection with meetings of the Board. Other than the fees described above, the Fund does not pay its Directors any amounts as compensation for their service on the Board of Directors. The following table sets forth the amount of such compensation earned by each Director receiving compensation from the Fund during the fiscal year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                   PENSION OR                          TOTAL
                                                                   RETIREMENT                       COMPENSATION
                                                                    BENEFITS                       FROM FUND AND
                                                    AGGREGATE       ACCRUED         ESTIMATED       FUND COMPLEX
                                                  COMPENSATION     AS PART OF    ANNUAL BENEFITS      PAID TO
NAME OF PERSON, POSITION                            FROM FUND    FUND EXPENSES   UPON RETIREMENT     DIRECTORS
------------------------------------------------  -------------  --------------  ---------------  ----------------
Directors:
  Robert J. Birnbaum............................    $  11,250              --               --       $   11,250
  Carroll Brown.................................       11,250              --               --           11,250
  Theodore J. Coburn............................       10,500              --               --           10,500
  James E. Dowd.................................       10,500              --               --           10,500
  Alfred W. Fiore...............................       11,250              --               --           11,250
  Siegfried A. Kessler..........................       11,250              --               --           11,250
  Gottfried W. Perbix...........................       11,250              --               --           11,250
  Jacob Saliba..................................       11,250              --               --           11,250
                                                  -------------                                         -------
      TOTAL.....................................    $  88,500                                        $   88,500
                                                  -------------                                         -------
                                                  -------------                                         -------

    During the fiscal year ended December 31, 1997, the Board of Directors met five times. Each Director attended at least 75% of the total number of meetings of the Board and each Committee of the Board of which he was a member held during the period in which he served.

    The Board of Directors has an Audit Committee presently composed of Messrs. Perbix, Dowd and Kessler, none of whom is an interested person of the Fund (as defined in the 1940 Act). The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee held two meetings during the fiscal year ended December 31, 1997.

    The Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

EXECUTIVE OFFICERS OF THE FUND

    The executive officers of the Fund are typically chosen each year at the meeting of the Board of Directors held in connection with the Annual Meeting of Stockholders, to hold office until the meeting of the Board of Directors held in connection with the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund were appointed by the Board of Directors in March 1997, except that Robert J. Goldstein was appointed Secretary by the Board of Directors on February 12, 1998. No executive officers of the Fund receive any compensation from the Fund for their services as executive officers.

    The following table presents information about the executive officers of the Fund, other than as shown above.

                                                           PRINCIPAL OCCUPATION
                               POSITION WITH                DURING PAST 5 YEARS
    NAME, ADDRESS AND AGE           FUND                  AND OTHER AFFILIATIONS
-----------------------------  --------------  ---------------------------------------------

William S. Stack               President       Member, Board of Managers, and Principal,
The Emerging Germany Fund                      Dresdner RCM Global Investors LLC (since
Four Embarcadero Center                        1996); Senior Vice President, RCM Capital
San Francisco, CA 94111                        Management, a California Limited Partnership
Age 51                                         (1994-1996); Managing Director, Lexington
                                               Management Corporation (1985-1994)

Barbel Lenz                    Vice President  Senior Analyst, Dresdner RCM Global Investors
The Emerging Germany Fund                      LLC (since 1997); Assistant Vice President,
Four Embarcadero Center                        Dresdner Kleinwort Benson North America LLC
San Francisco, CA 94111                        (1996-1997); Assistant Vice President,
Age: 34                                        Dresdner Securities (USA) Inc. (1995-1996);
                                               Assistant Vice President, Deutscher
                                               Investment-Trust, Gesellschaft fur
                                               Wertpapieranlagen mbH (1991-1995)

Caroline M. Hirst              Treasurer       Senior Vice President and Director of
The Emerging Germany Fund                      Investment Operations, Dresdner RCM Global
Four Embarcadero Center                        Investors LLC (since 1996); Director of
San Francisco, CA 94111                        Operations, RCM Capital Management, a
Age: 37                                        California Limited Partnership (1994-1996);
                                               Head of International Administration, Morgan
                                               Grenfell Asset Management, Ltd. (1991-1995)

Robert J. Goldstein            Secretary       Assistant General Counsel, Dresdner RCM
The Emerging Germany Fund                      Global Investors LLC (since 1997); Associate,
Four Embarcadero Center                        Weil, Gotshal & Manges (1990-1996)
San Francisco, CA 94111
Age: 35

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                                  (PROPOSAL 2)

    At a meeting held on December 8, 1997, a majority of the members of the Board of Directors who are not interested persons (as defined in the 1940 Act) of the Fund approved the selection of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as independent accountants of the Fund for the fiscal year ending December 31, 1998. Audit services performed for the Fund by Coopers & Lybrand during the fiscal year ended December 31, 1997 included examination of the Fund's financial statements. Coopers & Lybrand has informed the Fund that it has no material direct or indirect interest in the Fund.

    A representative of Coopers & Lybrand is expected to be present at the Meeting to answer appropriate questions concerning the Fund's financial statements and will have an opportunity to make a statement if such representative chooses to do so.

    It is intended that the persons named in the accompanying form of proxy will vote for ratification of the selection of Coopers & Lybrand.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND AS THE FUND'S INDEPENDENT ACCOUNTANTS.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    At December 31, 1997, Deep Discount Advisors, Inc., Bankgesellschaft Berlin AG, FMR Corp. and Lazard Freres & Co. LLC, who are not affiliated persons of the Fund as defined in the 1940 Act, were known to the Fund to be beneficial owners of 14%, 13.97%, 10% and 9.71% respectively, of the Fund's outstanding shares of Common Stock. The Fund is currently not aware of any other person who beneficially owns more than 5% of the Fund's outstanding shares of Common Stock.

    At March 6, 1998, Cede & Co., a nominee of Depository Trust Company ("DTC"), held of record 13,755,703, or approximately 98.2%, of the Fund's outstanding shares of Common Stock. DTC is a securities depository for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. The Fund does not know the names of beneficial owners of its shares that have been deposited at DTC.

    Section 30(h) of the Investment Company Act of 1940 requires the Fund's officers, directors, investment adviser, affiliated persons of its investment adviser, and the beneficial owners of more than 10% of the Fund's Capital Stock to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange, and to provide copies of such reports to the Fund.

    Based solely on a review of the copies of such reports received by the Fund and written representations by reporting persons that no additional reports are due, the Fund is of the opinion that all Section 30(h) requirements for 1997 were satisfied, except as follows:

    Eamonn F. Dolan and Joachim Madler, as members of the Board of Managers of Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment adviser, may be required to file reports under Section 30(h), but did not file on a timely basis an initial report of ownership on Form 3. This information was subsequently reported on Form 5. Jacob Saliba, a member of the Board of Directors of the Fund inadvertantly failed to file on a timely basis a change in ownership on Form 4. This information was subsequently reported on Form 5. The Fund did not receive a Form 5 for 1997 from Bankgesellschaft Berlin AG, an owner of more than 10% of the Fund's outstanding shares of Capital Stock and the Fund did not receive a written representation from such shareholder that a Form 5 was not required.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any questions as to an adjournment of the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

    THE FUND WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS OF THE FUND FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997. STOCKHOLDERS SHOULD DIRECT REQUESTS FOR THE ANNUAL REPORT TO ROBERT J. GOLDSTEIN, SECRETARY OF THE FUND, BY WRITING TO THE FUND IN CARE OF DRESDNER RCM GLOBAL INVESTORS LLC, FOUR EMBARCADERO CENTER, SAN FRANCISCO, CALIFORNIA 94111, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-356-6122.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1999 must be received by the Fund on or before November 16, 1998 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under U.S. federal securities laws.

                           PROXY SOLICITATION MATTERS

    The Fund may solicit proxies delivered by beneficial owners of the Fund's Common Stock in the form of a telephonic proxy or "proxygram." In such event, beneficial stockholders will receive mailgrams from the Fund requesting each stockholder who wishes to vote by proxygram to call the toll-free telephone number provided, furnish the operator with specified information regarding the stockholder and the shares to be voted, and instruct the operator how the stockholder wishes to vote on the proposals described in this Proxy Statement. The operator will then electronically transmit the stockholder's voting instructions to the designated broker, depository institution or other holder with actual voting authority, which then will vote shares held of record by returning a signed proxy card. The operators who receive the foregoing voting instructions will be independent of the Fund.

    The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund, Dresdner RCM or Dresdner Bank AG or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund also has made arrangements with Georgeson & Company Inc. and, in Canada, CIBC Mellon to assist in the solicitation of proxies, if called upon by the Fund, at an aggregate estimated fee of approximately $13,000 plus reimbursement of normal expenses.

                                          By Order of the Board of Directors

                                          Robert J. Goldstein

                                          SECRETARY

Dated: March 16, 1998

San Francisco, California

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                       THE EMERGING GERMANY FUND INC.
                            4 EMBARCADERO CENTER
                           SAN FRANCISCO, CA 94111

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD APRIL 27, 1998.

     The undersigned hereby appoints Robert J. Goldstein and Barbel Lenz as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of The Emerging Germany Fund Inc. (the "Fund") held of record by the undersigned on March 6, 1998, at the Annual Meeting of Stockholders to be held on April 27, 1998 or any adjournment thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other business as may properly come before such Annual Meeting or any adjournment thereof. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

-------------------------                             -------------------------

-------------------------                             -------------------------

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 AND 2

     (1)     Election of Directors.

             [ ]FOR         [ ]WITHHOLD         [ ]FOR ALL EXCEPT

             Robert J. Birnbaum     Carroll Brown     Theodore J. Coburn
             George N. Fugelsang

     NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

     (2) Ratification of the selection by the Board of Directors of Coopers & Lybrand

             L.L.P. as Independent accountants of the Fund for the fiscal year ending December 31, 1998.

             [ ]FOR         [ ]AGAINST         [ ]ABSTAIN

     (3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Please be sure to sign and date this Proxy.

(Signature)  X:     ----------------------------  Date:   ---------------------

(Signature)  X:     ----------------------------  Date:   ---------------------